UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021 (March 15, 2021)
OFS Capital Corporation
(Exact name of Registrant as specified in its charter)

Delaware	814-00813	46-1339639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	The Nasdaq Global Select Market
6.25% Notes due 2023	OFSSG	The Nasdaq Global Select Market
5.95% Notes due 2026	OFSSI	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On March 15, 2021, OFS Capital Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, OFS Capital Management, LLC, OFS Capital Services, LLC and Goldman Sachs & Co. LLC, as the sole underwriter, in connection with the issuance and sale of $25,000,000 aggregate principal amount of the Company’s 4.75% Notes due 2026 (the “New Notes” and the issuance and sale of the New Notes, the “Offering”).
The New Notes will be issued as additional notes under the Base Indenture, dated April 16, 2018 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), as supplemented by the Fifth Supplemental Indenture, dated February 10, 2021 (the “Fifth Supplemental Indenture”; and together with the Base Indenture, the “Indenture”), pursuant to which the Company issued $100,000,000 aggregate principal amount of the 4.75% Notes due 2026 (the “Existing Notes”) on February 10, 2021. The New Notes will be treated as a single series with the Existing Notes under the Indenture and will have the same terms as the Existing Notes. The New Notes will have the same CUSIP number and will be fungible and rank equally with the Existing Notes. Upon issuance of the New Notes, the outstanding aggregate principal amount of the Company’s 4.75% Notes due 2026 will be $125,000,000.
The New Notes will mature on February 10, 2026, and the Company may redeem the New Notes in whole or in part at any time, or from time to time, at the Company’s option at par plus a “make-whole” premium, if applicable. The New Notes bear interest at a rate of 4.75% per year payable semi-annually in arrears on February 10 and August 10 of each year, commencing on August 10, 2021.
The New Notes are direct unsecured obligations of the Company and rank pari passu, or equal, with any future unsecured indebtedness, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the New Notes, effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which the Company subsequently grants a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Company's senior secured revolving credit facility with Pacific Western Bank, as amended, of which the Company had $0 outstanding as of March 12, 2021, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.
The net proceeds the Company received from the sale of the New Notes was approximately $24.6 million based on a public offering price of $1,010.38 per New Note, after deducting the underwriting discount of $0.5 million payable by the Company and estimated offering expenses of approximately $0.2 million payable by the Company. The Company intends to use net proceeds from the Offering to fund investments in debt and equity securities in accordance with the Company’s investment objectives and for other general corporate purposes. The Company may also use the net proceeds of the Offering to repay outstanding indebtedness under its secured revolving credit facility with BNP Paribas, as amended (the “BNP Facility”). As of March 12, 2021, the Company had $35.7 million of indebtedness outstanding under the BNP Facility, which bore interest at rates from 1.94% to 2.69% as of such date. The BNP Facility matures on June 20, 2024.
The Indenture contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended, or any successor provisions, but giving effect, in either case, to any exemptive relief granted to the Company by the Securities and Exchange Commission, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC and subject to certain other exceptions, and to provide financial information to the holders of the New Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
The New Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-236517), the preliminary prospectus filed with the Securities and Exchange Commission on March 15, 2021, the pricing term sheet filed with the Securities and Exchange Commission on March 15, 2021 and the final prospectus supplement dated March 15, 2021. The transaction closed on March 18, 2021.
The foregoing descriptions of the Fifth Supplemental Indenture and the New Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Fifth Supplemental Indenture and the New Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated March 15, 2021 by and among OFS Capital Corporation, OFS Capital Management, LLC, OFS Capital Services, LLC, and Goldman Sachs & Co. LLC, as the sole underwriter named therein.

4.1
Fifth Supplemental Indenture dated of February 10, 2021 between OFS Capital Corporation and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed February 10, 2021).

4.2	Form of 4.75% Notes due 2026 (incorporated by reference to Exhibit 4.1 and Exhibit A therein).
5.1	Opinion of Eversheds Sutherland (US) LLP
23.1	Consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit 5.1)

*****

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS Capital Corporation

Date: March 18, 2021	By:	/s/ Bilal Rashid
Chief Executive Officer